UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2004

CLEAN HARBORS, INC.

(Exact name of registrant as specified in charter)

Massachusetts	0-16379	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Washington Street Braintree, Massachusetts	02184-7535
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 849-1800 ext. 4454

Item 12.    Results of Operations and Financial Condition.

On April 23, 2004, Clean Harbors, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the quarter ended March 31, 2004. A copy of that press release is furnished with this report as Exhibit 99.1.

INDEX TO EXHIBITS

99.1    Press release dated April 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN HARBORS, INC. (Registrant)

April 23, 2004	/s/ MARK S. BURGESS
Executive Vice President and Chief Financial Officer